UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 5, 2026
CURALEAF HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	333-249081 (Commission File Number)	98-1461045 (I.R.S. Employer Identification Number)
250 Harbor Drive, Third Floor, Stamford, Connecticut 06902
(Address of principal executive offices and zip code)
(917) 717 - 5875
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Beginning on the date hereof, Curaleaf Holdings, Inc. (the “Company”) will voluntarily comply with the registration and ongoing reporting requirements applicable to a U.S. domestic issuer under U.S. securities laws, rather than those applicable to foreign private issuers.
Pursuant to this transition, the Company has prepared an annual report on Form 10-K for the year ended December 31, 2025 and a quarterly report on Form 10-Q for the three months ended March 31, 2026 (the “Form 10-Q”), which are attached to this current report on Form 8-K as Exhibits 99.1 and 99.2, respectively. The Company is concurrently filing a Form 10-Q for the quarter ended June 30, 2026.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Annual Report on Form 10-K of Curaleaf Holdings, Inc. for the Year Ended December 31, 2025
99.2	Quarterly Report on Form 10-Q of Curaleaf Holdings, Inc. for the Three Months Ended March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURALEAF HOLDINGS, INC.
(Registrant)

Date:	August 5, 2026	By:	/s/ Peter Clateman
		Name:	Peter Clateman
		Title:	Chief Legal Officer